Exhibit 10.2
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED CREDIT AGREEMENT
This First Amendment to Second Amended and Restated Credit Agreement (this "First Amendment") is dated this 28th day of October, 2015, by and among ERIE INSURANCE EXCHANGE, a reciprocal or inter-insurance exchange domiciled in the Commonwealth of Pennsylvania, acting by and through ERIE INDEMNITY COMPANY, a Pennsylvania corporation, in its capacity as the attorney-in-Fact (the "Borrower"), the LENDERS party hereto, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (hereinafter referred to in such capacity as the "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Borrower, the Lenders, and the Administrative Agent entered into that certain Second Amended and Restated Credit Agreement, dated October 25, 2013, by and among the Borrower, the Lenders party thereto and the Administrative Agent (as may be amended, modified, supplemented, extended, renewed or restated from time to time, the "Credit Agreement"); and
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement, and the Lenders and the Administrative Agent agree to permit such amendments pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.    All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement unless the context herein clearly indicates otherwise.
2.    The cover page of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the cover page attached hereto and incorporated herein by reference thereto.
3.    The third introductory paragraph of the Credit Agreement is hereby deleted in its entirety and in its stead inserted the following:
The Existing Lenders and the Existing Agent will permit the amendment and restatement of the Existing Credit Agreement, pursuant to the terms and conditions set forth herein, to, among other things, provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed Four Hundred Million and 00/100 Dollars ($400,000,000.00) and extend the Expiration Date. In consideration of their mutual covenants and agreements hereinafter

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set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:
4.    Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:
First Amendment Closing Date means October 28, 2015.

5.    Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:
Expiration Date shall mean, with respect to the Revolving Credit Commitments, October 28, 2020.
Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii)  reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) obligations under any currency swap agreement, equity hedge agreement, interest rate swap, cap, collar or floor agreement or other interest rate management device, in each case to the extent such agreements or devices are required to be reflected as a liability on the balance sheet of the Borrower, (v) any other transaction (including forward sale or purchase agreements, capitalized leases and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than forty-five (45) days past due), or (vi) any Guarantee of Indebtedness for borrowed money.
Interest Rate Hedge shall mean foreign exchange agreements, currency swap agreements, interest rate exchange, equity hedge agreements, collar, cap, swap (including, but not limited to, a Swap), adjustable strike cap, adjustable strike corridor agreements or similar hedging agreements entered into by the Borrower or its Subsidiaries in the ordinary course of business and not for speculative purposes.
LIBOR Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the LIBOR Rate Option applies for any Interest Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient rounded

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upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate which appears on the Bloomberg Page BBAM1 (or on such other substitute Bloomberg page that displays rates at which U.S. Dollar deposits are offered by leading banks in the London interbank deposit market), or the rate which is quoted by another source selected by the Administrative Agent as an authorized information vendor for the purpose of displaying rates at which U.S. Dollar deposits are offered by leading banks in the London interbank deposit market (an "Alternate Source"), at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period as the London interbank offered rate for U.S. Dollars for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Interest Period (or if there shall at any time, for any reason, no longer exist a Bloomberg Page BBAM1 (or any substitute page) or any Alternate Source, a comparable replacement rate determined by the Administrative Agent at such time (which determination shall be conclusive absent manifest error)), by (ii) a number equal to 1.00 minus the LIBOR Rate Reserve Percentage. Notwithstanding the foregoing, if the LIBOR Rate as determined under any method above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement. The LIBOR Rate shall be adjusted with respect to any Loan to which the LIBOR Rate Option applies that is outstanding on the effective date of any change in the LIBOR Rate Reserve Percentage as of such effective date. The Administrative Agent shall give prompt notice to the Borrower of the LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

6.    The definition of "Collateral Account" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference therein to "EIRF 1221052" and replacing such reference with "791348".
7.    The definition of "Daily LIBOR Rate" contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of such definition:
Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement.
8.    Section 2.5(i)(c) of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:
c.    Aggregate Revolving Credit Commitments. After giving effect to such increase, the total

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Revolving Credit Commitments shall not exceed Five Hundred Million and 00/100 Dollars ($500,000,000.00).

9.    Section 7.2.1 of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the following:
7.2.1 Indebtedness.    The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i)    Indebtedness under the Loan Documents;

(ii)    Existing Indebtedness as set forth on Schedule 7.2.1 (including any extensions or renewals thereof; provided there is no increase in the amount thereof or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1);

(iii)    Any Lender Provided Interest Rate Hedge; provided, however, the Borrower and its Subsidiaries shall enter into a Lender Provided Interest Rate Hedge only for hedging (rather than speculative) purposes;

(iv)    Interest Rate Hedges, other than a Lender Provided Interest Rate Hedge; provided, however, the Borrower and its Subsidiaries shall enter into such an Interest Rate Hedge only for hedging (rather than speculative) purposes;

(v) Indebtedness under financing arrangements with the Federal Home Loan Bank of Pittsburgh in an aggregate principal amount not to exceed One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) at any one time outstanding;

(vi)    Indebtedness incurred in an amount not to exceed Two Hundred Fifty Million and 00/100 Dollars ($250,000,000.00) in connection with the acquisition of real property and/or construction of improvements thereon; and

(vii)    Any other Indebtedness not exceeding an aggregate principal amount of Five Hundred Million and 00/100 Dollars ($500,000,000.00).

10.    Section 7.2.2 of the Credit Agreement is hereby amended by deleting clauses (vii) and (viii) and in their stead inserting the following:

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(vii) Judgment Liens which do not constitute an Event of Default;

(viii) Liens on assets (other than the Collateral or any Subsidiary Equity Interests) securing Indebtedness permitted by clauses (iv), (v) and (vi) of Section 7.2.1 hereof; and

(ix) Any other Liens on assets (other than the Collateral or any Subsidiary Equity Interests) not included in clause (viii) of this Section 7.2.2 provided the amount of outstanding Indebtedness and other obligations secured thereby does not exceed One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) at any time.

11.    Section 7.2.3 of the Credit Agreement is hereby amended and restated to read as follows:
7.2.3. Guarantees. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guarantee, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person in an aggregate amount in excess of One Hundred Million and 00/100 Dollars ($100,000,000.00), except for a Guarantee (x) of Indebtedness of the Borrower permitted hereunder and (y) of payments pursuant to capital leases and operating leases for real property not prohibited by the terms hereof.
12.    Section 7.2.4 of the Credit Agreement is hereby amended by (A) deleting clauses (b), (c) and (d) and in their stead inserting the following clauses (b), (c) and (d), and (B) adding a new clause (e) as set forth below:
(b) Investments maintained in the Borrower's investment portfolio in the ordinary course of business (including Interest Rate Hedges and Investments in Subsidiaries and Joint Ventures, either directly or by way of purchase of another Person's interest in such Subsidiary or Joint Venture, which shall be deemed to be in the ordinary course of business), and in each case in compliance with applicable Law;
(c) Trade accounts receivables;
(d) Acquisitions of assets or capital stock of any other Person to the extent permitted by Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions]; and

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(e) Investment of the Borrower in the Federal Home Loan Bank of Pittsburgh in an amount not to exceed Five Million and 00/100 Dollars ($5,000,000.00).

13.    Section 9 of the Credit Agreement is hereby amended by inserting a new Section 9.12 immediately following the existing Section 9.11 which shall read as follows:
9.12    Bankruptcy Event with Respect to Administrative Agent. Notwithstanding the last sentence of Section 9.1, upon the occurrence of a Bankruptcy Event (as defined in the definition of Defaulting Lender) with respect to the Administrative Agent and/or the Issuing Lender, the Borrower or the Required Lenders may, upon notice to all other parties to this Agreement, remove the existing Administrative Agent and/or Issuing Lender and designate a successor Administrative Agent and/or Issuing Lender using the procedures set forth in Section 9.6 as though the Administrative Agent and/or Issuing Lender shall have resigned.
14.    The Credit Agreement is hereby amended by adding a new Section 10.11.6 as follows:
10.11.6    Power of Attorney. THE BORROWER ACKNOWLEDGES AND AGREES THAT (A) THIS AGREEMENT CONTAINS ONE OR MORE PROVISIONS AUTHORIZING THE ADMINISTRATIVE AGENT OR OTHER PERSONS, AS APPLICABLE (THE ADMINISTRATIVE AGENT AND SUCH OTHER PERSONS, ACTING IN SUCH CAPACITY, ARE EACH AN "AUTHORIZED PERSON"), TO ACT AS THE BORROWER'S ATTORNEY-IN-FACT OR AGENT (COLLECTIVELY THE "POWER OF ATTORNEY"); (B) THE PURPOSE OF THE POWER OF ATTORNEY IS TO GIVE EACH AUTHORIZED PERSON BROAD POWERS TO TAKE ANY ACTION WHICH ANY AUTHORIZED PERSON MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES HEREOF AND OTHERWISE ACT IN THE NAME OF THE BORROWER; (C) THE POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND, AS SUCH, ANY AUTHORIZED PERSON, IN EXERCISING ANY OF ITS RIGHTS UNDER THE POWER OF ATTORNEY IS NOT A FIDUCIARY OF THE BORROWER; (D) ANY AUTHORIZED PERSON MAY EXERCISE ANY OF ITS RIGHTS UNDER THE POWER OF ATTORNEY FOR THE SOLE BENEFIT OF SUCH AUTHORIZED PERSON, WITHOUT REGARD TO THE INTERESTS OF THE BORROWER; (E) THE POWER OF ATTORNEY SHALL IN NO WAY BE CONSTRUED AS TO BENEFIT THE BORROWER; (F) NO AUTHORIZED PERSON SHALL HAVE ANY DUTY TO

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EXERCISE ANY POWERS GRANTED BY THE POWER OF ATTORNEY FOR THE BENEFIT OF THE BORROWER OR IN THE BORROWER'S BEST INTEREST; (G) NO AUTHORIZED PERSON SHALL HAVE ANY DUTY OF LOYALTY TO THE BORROWER; (H) EACH AUTHORIZED PERSON SHALL, TO THE EXTENT EXERCISABLE, EXERCISE ANY AND ALL POWERS GRANTED BY THE POWER OF ATTORNEY SOLELY FOR THE BENEFIT OF SUCH AUTHORIZED PERSON; (I) ANY RIGHTS THE BORROWER MAY HAVE UNDER 20 PA.C.S. §§ 5601 - 5612, AS AMENDED (THE "POA ACT") ARE HEREBY FOREVER WAIVED AND RELINQUISHED; (J) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, (i) THE POWER OF ATTORNEY SHALL NOT BE CONSTRUED IN ACCORDANCE WITH THE PROVISIONS OF THE POA ACT, AND (ii) NO AUTHORIZED PERSON SHALL HAVE ANY OF THE DUTIES DESCRIBED IN 20 PA.C.S. § 5601.3(B); (K) THE POWER OF ATTORNEY IS IRREVOCABLE; AND (L) THE BORROWER HAS READ AND UNDERSTANDS THE POWER OF ATTORNEY. ALL POWER OF ATTORNEY GRANTED UNDER THIS AGREEMENT SHALL ONLY BE EXERCISABLE BY AN AUTHORIZED PERSON IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THIS AGREEMENT.

15.    Schedule 1.1(B) of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1(B) attached hereto and incorporated herein by reference thereto.
16.    The provisions of Sections 2 through 15 of this First Amendment shall not become effective until the Administrative Agent shall have received:
(a)     this First Amendment, duly executed by the Borrower, the Lenders and the Administrative Agent and the Notes evidencing the Revolving Credit Loans duly executed by the Borrower;
(b)     a certificate of the Borrower signed by an Authorized Officer, dated the First Amendment Closing Date, stating that (i) all representations and warranties of the Borrower made in the Loan Documents are true in all respects (in the case of any representation or warranty containing a materiality modification) or in all material respects (in the case of any representation or warranty not containing a materiality modification), on and as of the First Amendment Closing Date or, in the case of a representation or warranty stated to be made as of an earlier date, such earlier date, (ii) no Event of Default or Potential Default exists and (iii) no Material Adverse Change has occurred since the date of the last Annual Statement of the Borrower delivered to the Administrative Agent;

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(c)     a certificate dated the First Amendment Closing Date and signed by an Authorized Officer, certifying as to: (i) all action taken by the Attorney-in-Fact in connection with this First Amendment and the transactions contemplated herein; (ii) either (x) the names of the Authorized Officers authorized to sign this First Amendment and the Notes evidencing the Revolving Credit Loans and their true signatures or (y) the same Authorized Officers authorized to sign the Loan Documents on the Closing Date are authorized to execute this First Amendment and the Notes evidencing the Revolving Credit Loans; and (iii) no changes have occurred to the organizational documents of the Borrower and the Attorney-in-Fact delivered to the Administrative Agreement in connection with the execution and delivery of the Credit Agreement on the Closing Date;
(d)     a good standing certificate for the Attorney-in-Fact, dated not more than sixty (60) days prior to the First Amendment Closing Date, issued by the Secretary of State or other appropriate official of the Attorney-in-Fact's jurisdiction of formation and a Certificate of Authority to Transact Insurance of the Borrower from the Commonwealth of Pennsylvania Department of Insurance;
(e)    a Valuation Statement as to the value of the Collateral, calculated as of the last Business Day immediately preceding the First Amendment Closing Date;
(f)     a written opinion of counsel for the Borrower and the Attorney-in-Fact, dated the First Amendment Closing Date;
(g)     a Compliance Certificate in respect of the fiscal quarter ended June 30, 2015 prepared in accordance with Section 7.3.3 of the Credit Agreement;
(h)     all material consents, if any, required to effectuate the transactions contemplated hereby;
(i)     the Borrower shall have paid all fees and expenses required to be paid in connection with this First Amendment; and
(j)     such other documents in connection with the transactions contemplated hereby as the Administrative Agent or said counsel may reasonably request.
17.    The Borrower represents and warrants to the Administrative Agent and the Lenders that:
(a)     all representations and warranties made by it under the Loan Documents are true, correct and complete in all respects (in the case of any representation or warranty containing a materiality modification) or in all material respects (in the case of any representation or warranty not containing a materiality modification), on and as of the First Amendment Closing Date or, in the case of a representation or warranty stated to be made as of an earlier date, such earlier date;
(b)     the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party are, and shall continue to be, in full force and effect; and

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(c)     on and as of the date hereof, no Event of Default exists immediately prior to or after giving effect to the amendments contemplated hereby.
18.    On the First Amendment Closing Date, the Borrower hereby reaffirms (x) its grant of a security interest and lien on all of the Collateral in favor of the Administrative Agent, subject to no other Liens (other than Permitted Liens) and (y) its Obligations under the Credit Agreement, as amended by this First Amendment, and the other Loan Documents to which it is a party.
19.    The Borrower represents and warrants to the Administrative Agent and each of the Lenders as follows: (a) the Borrower has the full power to enter into, execute, deliver and carry out this First Amendment and all such actions have been duly authorized by all necessary proceedings on its part, (b) neither the execution and delivery of this First Amendment by the Borrower nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by it will conflict with, constitute a default under or result in any breach of (x) the terms and conditions of its certificate or articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (y) any material Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which it is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of the Borrower, and (c) this First Amendment has been duly and validly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability of this First Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance and general concepts of equity.
20.    From and after the date hereof, each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby.
21.    The agreements contained in this First Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This First Amendment amends the Credit Agreement and is not a novation thereof.
22.    This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.
23.    This First Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the Commonwealth of Pennsylvania without regard to the principles of the conflicts of law thereof. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of the courts of the Commonwealth of Pennsylvania sitting in Allegheny County, Pennsylvania and the United States District Court for

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the Western District of Pennsylvania with respect to any suit arising out of or relating to this First Amendment.
[INTENTIONALLY LEFT BLANK]

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[SIGNATURE PAGE TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, by their officers thereunto duly authorized, have executed this First Amendment on the day and year first above written.

BORROWER:
ATTEST: By: /s/ Brian W. Bolash Name: Brian W. Bolash Title: Assistant Corporate Secretary	ERIE INSURANCE EXCHANGE By: ERIE INDEMNITY COMPANY, a Pennsylvania corporation, its Attorney-in-Fact By: /s/ Robert W. McNutt Name: Robert W. McNutt Title: Vice President & Treasurer

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[SIGNATURE PAGE TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION, as an Administrative Agent and a Lender By: /s/ James F. Stevenson Name: James F. Stevenson Title: Senior Vice President

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[SIGNATURE PAGE TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Danielle D. Babine Name: Danielle D. Babine Title: Vice President

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[SIGNATURE PAGE TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

THE BANK OF NEW YORK MELLON, as a Lender By: /s/ Adim Offurum Name: Adim Offurum Title: Vice President

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[SIGNATURE PAGE TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Christopher Catucci Name: Christopher Catucci Title: Vice President

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[SIGNATURE PAGE TO FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Michelle S. Dagenhart Name: Michelle S. Dagenhart Title: Director

BANK OF AMERICA, N.A., as a Lender By: /s/ Hema Kishnani Name: Hema Kishnani Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender By: /s/ David Ladori Name: David Ladori Title: Vice President

$400,000,000.00 REVOLVING CREDIT FACILITY
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
by and among
ERIE INSURANCE EXCHANGE, as Borrower,
and
THE LENDERS PARTY HERETO
and
PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent,
and
JPMORGAN CHASE BANK, N.A., as Syndication Agent,
and
PNC CAPITAL MARKETS LLC, as Joint Lead Arranger and Joint Bookrunner,
and
J.P. MORGAN SECURITIES LLC, as Joint Lead Arranger and Joint Bookrunner

Dated as of October 25, 2013
CUSIP # 29530RAA6

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